UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2015

TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	001-36417	38-1093240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5683 Hines Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On March 4, 2015, we issued a press release regarding our full year 2014 consolidated results of operations and financial condition. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated in this Item 2.02 by reference.

Also, on March 4, 2015, (after the filing of this Form 8-K), we intend to post on our website at www.tecumseh.com in the Investors Relation section, a presentation for use in connection with our March 5, 2015 conference call to broadcast our full year 2014 financial results. A copy of that presentation is furnished as Exhibit 99.2 to this report and is incorporated in this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.
The disclosures in Item 2.02 of this report, the press release furnished as Exhibit 99.1 to this report, and the presentation furnished as Exhibit 99.2 to this report, are incorporated in this item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.
The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press release dated March 4, 2015

99.2	Full Year 2014 Shareholder Update call presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

Date:	March 4, 2015	By	/s/ Janice E. Stipp
Janice E. Stipp, Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 4, 2015

99.2	Full Year 2014 Shareholder Update call presentation